                                                                    Exhibit 21.1

                       SUBSIDIARIES OF HAVAS ADVERTISING

Subsidiary of Havas Advertising                 Jurisdiction of Formation
-------------------------------                 -------------------------

EURO ARAB ADVERTISING DUBAI                     United arab emirates
BAIN COMMUNICATIONS                             United arab emirates
EURO RSCG LATINO AMERICA                        Argentina
MEDIA PLANNING ARGENTINA                        Argentina
MEDIA CONTACTS                                  Argentina
CRAVEROLANIS EURO RSCG                          Argentina
ESP (EUROCOM SALES PROMOTION)                   Austria
EURO RSCG E UND E                               Austria
EURO  RSCG  AUSTRALIA                           Australia
COHN & WELLS PARTNERS                           Australia
INTEGRATED OPTIONS                              Australia
EURO RSCG UNITED                                Belgium
PRODUCTIVITY                                    Belgium
EQUATOR                                         Belgium
PALMARES                                        Belgium
EURO RSCG GROUP BELGIUM                         Belgium
EUROPEAN STRATEGY                               Belgium
EMDS GROUP SA                                   Belgium
EMDS INTERNATIONAL SA                           Belgium
GRPO                                            Belgium
THE SALES MACHINE                               Belgium
CARILLO PASTORE EURO RSCG                       Brazil
AGE                                             Brazil
MEDIA CONTACTS BRAZIL                           Brazil
FABRA QUINTEIRO TSM                             Brazil
EURO CAP                                        Brazil
EURO INTERACTION BRAZIL                         Brazil
SHARPE BLACKMORE INC                            Canada
COHN & WELLS, ltd                               Canada
REMTULLA EURO RSCG                              Canada
QED, A MARKETING SERVICES CORPORATION           Canada
VICKERS & BENSON                                Canada
EURAD                                           Switzerland
CATAPULT                                        Switzerland
INNOMEDIA                                       Switzerland
CBR                                             Switzerland
EURO RSCG CHILE                                 Chile
PUBLIART                                        Chile
TSM CHILE                                       Chile
MEDIA PLANNING CHILE                            Chile
MEDIA CONTACTS CHILE                            Chile
EURO RSCG CHINA JV                              China
JINGSHI COMPUTER CO. LTD                        China
FIELD FORCE MARKETING CO. LTD                   China
FIELD FORCE PROSPECT CO. LTD                    China
THE SALES MACHINE                               China
MEDIA PLANNING COLOMBIE                         Colombia
PROCESOS CREATIVOS                              Colombia
ETYCOM                                          Colombia
GONDOLA                                         Colombia

SPOT                                                Colombia
MEDIA CONTACTS COLOMBIA                             Colombia
EURO  RSCG  A.S                                     Czech republic
THE SALES MACHINE                                   Czech republic
EURO RSCG THOMSEN ROHLE                             Germany
HAVAS ADVERTISING Deutschland                       Germany
EMDS CONSULTING GMBH                                Germany
CAREER COMPANY GMBH                                 Germany
ABC EURO RSCG                                       Germany
ABC HAMBURG                                         Germany
ABC BONN                                            Germany
MEDIAPOLIS                                          Germany
THE SALES MACHINE (Dusseldorf)                      Germany
EURO RSCG LIFE                                      Germany
REMPEN & PARTNER Design Buro GMBH                   Germany
REMPEN & PARTNER Munchen GMBH                       Germany
REMPEN & PARTNER Werbeagentur GMBH                  Germany
THE SALES MACHINE STARNBERG                         Germany
DATA MINING                                         Germany
PRODUCTION KONTOR                                   Germany
EURO  RSCG                                          Denmark
ER  HOLDING                                         Denmark
EURO RSCG RETAIL                                    Denmark
EURO RSCG                                           Spain
EURO RSCG BARCELONA                                 Spain
THE SALES MACHINE                                   Spain
EVENTO ORIGINAL DE COMUNICACION                     Spain
ASCI DIRECT                                         Spain
METASIS                                             Spain
LA BANDA                                            Spain
LA BANDA BELOW THE LINE                             Spain
ARENA MEDIA COMMUNICATIONS SPAIN                    Spain
SOLERO SOLERO & PARTNERS                            Spain
MEDIA PLANNING ESPAGNE                              Spain
MEDIA ADVISORS                                      Spain
MEDIA CONTACTS                                      Spain
METRICS IN MARKETING                                Spain
NMPG                                                Spain
LORENTE GRUPO COMUNICACION                          Spain
LORENTE MARKETING RELACIONAL                        Spain
E-ONE                                               Spain
DIFUSION Y AUDIENCIAS                               Spain
RP UNO                                              Spain
L-11                                                Spain
ARENA COMMUNICATIONS NETWORK                        Spain
EURO RSCG COMUNICACION                              Spain
EURO RSCG                                           Finland
BNL                                                 Finland
THE SALES MACHINE                                   Finland
AT WORK                                             Finland
HAVAS ADVERTISING                                   France
HAVAS ADVERTISING INTERNATIONAL                     France
MOTIV' FORCE                                        France
THE CONNECT MACHINE                                 France
INTERCORPORATE SNC                                  France
VITESSE                                             France

EURO RSCG OMNIUM & ASSOCIES                         France
EURO RSCG POLES SA                                  France
CALCIUM                                             France
EURO  RSCG  UNITED                                  France
D10 PUBLICITE PROMOTION                             France
PERFORMANCE                                         France
PASSERELLES                                         France
UNICOM                                              France
DESIGNS PLURIEL                                     France
EURO RSCG ENSEMBLE                                  France
EURO  RSCG  VERSION LATINE                          France
MANILLE                                             France
EURO  RSCG  EST                                     France
ETOILE BLEUE                                        France
MARTINE FLINOIS & ASSOCIES (MFA)                    France
EURO  RSCG  COMMUNICANCE                            France
ISOROM                                              France
COGEM                                               France
EURO RSCG                                           France
ENJOY SCHER LAFARGE                                 France
ABSOLUT REALITY                                     France
ABSOLUT MEDIA                                       France
EURO RSCG CORPORATE                                 France
BETC EURO RSCG                                      France
RSCG BEST SELLER                                    France
HAS INTERNATIONAL                                   France
EURO RSCG CORPORATE PUBLISHING                      France
HAS.NET                                             France
THE SALES MACHINE                                   France
HAVAS ADVERTISING SPORTS                            France
DESIGN                                              France
JOUR J                                              France
SRI                                                 France
L'EVENEMENTIEL                                      France
EURO RSCG IN STORE                                  France
TELOG                                               France
EURO  RSCG  LIFE                                    France
ER CD SANTE                                         France
EXPAND CONNEXION                                    France
1,2,3 SANTE                                         France
EURO  RSCG  INCENTIVE                               France
UNEDITE                                             France
PROD'S                                              France
COMMUNICATION ACTIVE                                France
AILLEURS EXACTEMENT                                 France
DEVARRIEUX  VILLARET                                France
LES FEES EXISTENT                                   France
AUSTRALIE                                           France
AL DENTE                                            France
COMMUNIDER                                          France
SMA                                                 France
AUSTRALIE.COM                                       France
CONNECTWORLD                                        France
LE NOUVEL ELDORADO                                  France
DIDGERIDOO                                          France
ZEN                                                 France

Bertrand Mirabeau Associes                           France
ON OFF CONSEIL                                       France
COLORADO                                             France
W et COMPAGNIE                                       France
W CAPITAL                                            France
GROUPE BERNARD JULHIET                               France
ARGOS                                                France
ALTID RESSOURCES HUMAINES                            France
ALTID SARL                                           France
EURO  RSCG  FUTURS                                   France
HA POLE RESSOURCES HUMAINES                          France
W DESIGN GROUP                                       France
THE LINK FACTORY                                     France
EMDS CONSULTING SARL                                 France
MPG                                                  France
GEOPOLIS                                             France
MEDIAPLANNING                                        France
ARENA                                                France
Societe d'etudes, de production et de sponsoring SNC France
MPG France                                           France
SOCIETE D'EXPERTISE MEDIA                            France
MEDIA CONTACT FRANCE                                 France
EUROMEDIA.COM                                        France
SNC SQUARE LEON BLUM                                 France
CHEVROTINE DE PARTICIPATION                          France
DVTM                                                 France
GRAYLING SA (Paris)                                  France
BRANDSMITHS                                          UK
CONRAN DESIGN GROUP LTD                              UK
RSCG UK PLC                                          UK
BISS LANCASTER PLC                                   UK
CGI LONDON LTD                                       UK
WCRS                                                 UK
EHS EUROCOM Ltd                                      UK
REAL TIME STUDIOS                                    UK
EWDB LIMITED (UK)                                    UK
MEDIAPOLIS UK                                        UK
EVELINK  LTD                                         UK
EURO RSCG HEALTHCARE LONDON LTD                      UK
SKYBRIDGE GROUP                                      UK
MOTIV'IMAGE                                          UK
MERCHANDISING SALES                                  UK
LEEDEX GTPR                                          UK
E.R  DIRECT  MARKETING                               UK
ALL RESPONSE MEDIA                                   UK
EURO RSCG HOLDINGS LTD                               UK
KLP LTD                                              UK
OMNIUM FINANCIAL LTD                                 UK
AMX                                                  UK
EHS BIMH                                             UK
AIS                                                  UK
SDM (Strategic Data Management)                      UK
ZINC                                                 UK
EURO RSCG WNEK GOSPER LTD                            UK
STEAM                                                UK
EMDS CONSULTING LTD                                  UK

FOTORAMA                                            UK
PURCHASEPOINT TRAVEL                                UK
PURCHASEPOINT COMPASS (Scotland)                    UK
DIVERSIFIED AGENCIES COMMUNICATIONS                 UK
DIVERSIFIED AGENCIES UK HOLDINGS LTD                UK
LOPEX INTERNATIONAL LTD                             UK
COGNISANCE                                          UK
RSMB TELEVISION                                     UK
THE CAMERA CO                                       UK
FOTORAMA HOLDINGS                                   UK
HUDSON & SANDLER                                    UK
EURO RSCG ATHENS                                    Greece
EURO RSCG PARTNERSHIP HONG KONG                     Hong Kong
STAR SOLUTION                                       Hong Kong
FIELD FORCE                                         Hong Kong
GALAXY RESEARCH                                     Hong Kong
EURO  RSCG BUDAPEST                                 Hungary
INSIGHT                                             Hungary
EURO RSCG INDONESIA                                 Indonesia
PURCHASEPOINT COMPASS (Ireland)                     Ireland
ARKS LTD                                            Ireland
YOUNG ADVERTISING LTD                               Ireland
GRAYLING LTD (Dublin)                               Ireland
GROUPE PUBLICITAIRE                                 Ireland
ZSZ ADVERTISING AGENCY                              Israel
ZSZ PR                                              Israel
EURO RSCG ADVERTISING PRIVATE LTD                   India
MOULIS EURO RSCG ADVERTISING SERVICES PVT           India
EURO RSCG ALLIANCE DIRECT MARKETING SERVICES        India
WEBMONEY INDIA PVT LTD                              India
ER INTERACTIVE PRIVATE LTD                          India
SOGO NETWORKS PVT LTD                               India
ER MEZZANO COSTANTINI MIGNANI                       Italy
ATA DE MARTINI & C                                  Italy
EQUIPE                                              Italy
AGENPRESS                                           Italy
MEDIAPRESSING  (Italie)                             Italy
DI PACE CONCATO & PARTNERS                          Italy
EURO RSCG ROMA                                      Italy
EURO RSCG INTERACTIF                                Italy
EURO RSCG ITALIA                                    Italy
CENTRO CONSULENZE                                   Italy
PROMO LEADER                                        Italy
MED IN                                              Italy
EURO RSCG JAPAN CO.                                 Japan
EURO RSCG NEXT                                      Korea
EURO RSCG SHARP PENCIL                              Lebanon
BETANCOURT BARBA EURO RSCG                          Mexico
PERSONNEL SUPPORT S.A                               Mexico
MEDIA PLANNING DE CV                                Mexico
MEDIA ADVISORS DE CV                                Mexico
MEDIA PLANNING SERVICES DE CV                       Mexico
SALES MACHINE LOZANO ZAMBERNARDI                    Mexico
MEDIA CONTACTS MEXICO                               Mexico
ARENA MEXICO                                        Mexico
EURO RSCG  PARTNERSHIP  MALAYSIA LTD                Malaysia

OMNILINK                                       Malaysia
BVD ER GROEP NEDERL. BV                        Netherlands
BVD ER HOLDING BV                              Netherlands
GO RSCG BV                                     Netherlands
MPG HOLLAND                                    Netherlands
WERNER MESSELINK                               Netherlands
MEDIA PLANNING HOLLAND                         Netherlands
EUROCOM NEDERLAND BV                           Netherlands
TWO'S COMPANY                                  Netherlands
TSM NETHERLANDS                                Netherlands
BLRS                                           Netherlands
HUMAN I                                        Netherlands
BIKKER                                         Netherlands
MEDIA CONTACTS HOLLAND                         Netherlands
DERIJCKE & KOCH                                Netherlands
EURO RSCG OSLO                                 Norway
EURO RSCG PHILIPPINES                          Philippines
EURO RSCG POLAND                               Poland
MEDIA PLANNING POLAND                          Poland
EURO RSCG PUBLICIDADE                          Portugal
MEDIAPOLIS (Portugal)                          Portugal
EURO RSCG SERVICOS DE MARKETING                Portugal
EURO RSCG DESIGN                               Portugal
MEDIA PLANNING PUBLICIDADE                     Portugal
MEDIA SPECIALIST PUBLICIDADE                   Portugal
MEDIA PLANNING II SERVICOS                     Portugal
MEDIA CONTACTS PORTUGAL                        Portugal
HPP                                            Portugal
EMDS CONSULTING AB                             Sweden
EURO RSCG SODERBERGS                           Sweden
EURO RSCG SWEDEN                               Sweden
HALSOBYRAN RYDEN & CO AB                       Sweden
EURO RSCG PARTNERSHIP ADV.PTE LTD.             Singapore
STAREAST COMMUNICATIONS LTD                    Singapore
GRAYLING ASIA (Singapore)                      Singapore
DESIGN IN ACTION (Singapore)                   Singapore
EURO RSCG PARTNERSHIP THAILAND LTD             Thailand
DIRECT IMPACT THAILAND                         Thailand
CONSUMER CONTACTS COMMUNICATIONS               Thailand
TBP LTD                                        Thailand
KLAN                                           Turkey
ONAY                                           Turkey
EURO RSCG PARTNERSHIP TAIWAN LTD               Taiwan
STAREAST COMMUNICATIONS LTD                    Taiwan
JINGSHI ENTERPRISE TAIWAN LTD                  Taiwan
EURO RSCG TATHAM LLC                           USA                Illinois
THE HADLEY GROUP                               USA                Delaware
EURO RSCG HOLDINGS INC.                        USA                New York
DAD HOLDINGS CORPORATION                       USA                New York
FIELD RESEARCH CORPORATION                     USA                California
HEALTHVIEW EURO RSCG INC                       USA                New York
LENA CHOW EURO RSCG INC                        USA                California
EWDB NORTH AMERICA, INC                        USA                Delaware
DEVON DIRECT MARKETING AND ADVERTISING, INC    USA                New York
HAVAS ADVERTISING NORTH AMERICA INC            USA                New York
ROBERT A. BECKER, INC                          USA                New York

EURO RSCG DSW Partners, LLC                            USA         California
CREAMER DICKSON BASFORD, LLC                           USA         New York
EURO RSCG WORLDWIDE INC                                USA         New York
A.K.A EURO RSCG                                        USA         New York
Messner Vetere Berger McNamee Schmetterer/ EURO RSCG
     Inc.                                              USA         New York
HAS Acquisition Corp.                                  USA         Delaware
MPG USA                                                USA         Delaware
SFM MEDIA CORPORATION                                  USA         California
DATA COMMUNIQUE INTERNATIONAL INC.                     USA         New Jersey
TIAD INC                                               USA         Delaware
JORDAN MCGRATH CASE & PARTNERS EURO RSCG Inc           USA         New York
DFM                                                    USA         Illinois
MEDIA PLANNING MIAMI                                   USA         Florida
THE TYEE GROUP                                         USA         Oregon
MEDIA CONTACTS USA                                     USA         New York
MERIDIAN EURO RSCG LLC                                 USA         Connecticut
MIDDLEBERG EURO RSCG INC                               USA         New York
DUNWOODIE COMMUNICATIONS                               USA         New York
SNYDER                                                 USA
SNYDER CIRCLE                                          USA
ABERNATHY MACGREGOR                                    USA         New York
EURO RSCG NORTON                                       Uruguay
VICEVERSA EURO RSCG                                    Uruguay
LA ESTACA                                              Uruguay
AMERICAN SAMPLING INCORPORATED                         USA         Delaware
AMERICAN STUDENT LIST LLC                              USA         New York
ARNOLD COMMUNICATIONS, INC.                            USA         Massachusetts
ARNOLD INGALLS MORANVILLE, INC.                        USA         California
BARRY BLAU & PARTNERS OF CALIFORNIA, INC.              USA         California
BARRY BLAU & PARTNERS OF NEW YORK, INC.                USA         New York
BARRY BLAU & PARTNERS WEST, INC.                       USA         Connecticut
BAY V BERRY ASSOCIATES, INC.                           USA         Connecticut
BERENSON, ISHAM & PARTNERS, INC.                       USA         Massachusetts
BLAU BROADCAST DIRECT, INC.                            USA         Connecticut
BOUNTY GIFT-PAX                                        USA         Delaware
BOUNTY HOLDINGS INC. (US)                              USA         Delaware
BOUNTY PUBLICATIONS INC.                               USA         Delaware
BOUNTY SCA WORLDWIDE, LLC                              USA         Delaware
BRANN ILLINOIS LLC                                     USA         Delaware
BRANN MARYLAND LLC                                     USA         Delaware
BRANN CONNECTICUT LLC                                  USA         Delaware
BRANN LLC                                              USA         Delaware
BRANN MEDIA LLC                                        USA         Delaware
BROADWELL MARKETING GROUP, INC.                        USA         Texas
CIRCLE INTERACTIVE, LLC                                USA         Delaware
CIRCLE.COM, INC.                                       USA         Delaware
DIRECT EDGEMARKETING, INC.                             USA         Illinois
E-STUDIO INC.                                          USA         Georgia
ECHO MARKETING, INC. DBA ECHO MEDIA                    USA         Georgia
EDGE NETWORK, INC.                                     USA         Texas
EVEN STEVEN, INC.                                      USA         New York
FORBES GROUP CORPORATION                               USA         Texas
G.P. SNYDER MARKETING SERVICES, INC.                   USA         Delaware
HUCKLEBERRY CORPORATION                                USA         Connecticut
INGALLS MORANVILLE ADVERTISING, LLC                    USA         New York

INTERACTIVE BUREAU, INC.                               USA        California
INTERNATIONAL OLYMPIAN COIN CENTRE, LTD.               USA        Connecticut
MANHATTAN RESPONSE GROUP                               USA        New York
MARKETING & DIRECT SERVICES, LP                        USA        Delaware
MEDIA SYNDICATION GLOBAL                               USA        New York
NATIONAL SALES SERVICES, INC. DBA NATIONAL
     RETAIL SALES                                      USA        Delaware
NATURAL INTELLIGENCE, INC.                             USA        Massachusetts
NETMARQUEE ONLINE SERVICES, INC.                       USA        Delaware
PATRICIA/LAURA, INC.                                   USA        Delaware
SNYDER OOI ACQUISITION, INC.                           USA        New York
POLYGON MULTI-FACETED COMMUNICATIONS, INC.             USA        Texas
PREFERRED RESPONSE GUILD, LP                           USA        New York
RESPONSE ANALYTICS, INC.                               USA        Georgia
RESPONSE MARKETING GROUP, LLC                          USA        Georgia
ROCKPILE INTERACTIVE                                   USA        California
SMS EMPLOYEE STOCK OWNERSHIP FUND                      USA        Delaware
SNC HOLDINGS, INC.                                     USA        Delaware
SNC-SNYDER, INC.                                       USA        Nevada
SNYDER ACQUISITION CORP. III                           USA        Delaware
SNYDER ACQUISITIONS HOLDING, INC.                      USA        Delaware
SNYDER COMPLETE TARGET MARKETING
     SOLUTIONS, INC.                                   USA        Nevada
SNYDER DIRECT SERVICES, INC.                           USA        Delaware
SNYDER FOREIGN ACQUISITION, INC.                       USA        Delaware
SNYDER FRENCH ACQUISITION, LLC                         USA        Delaware
SNYDER MARKETING SERVICES, INC.                        USA        Delaware
SNYDER UPS ACQUISITION                                 USA        Delaware
SPYGLASS MANAGEMENT COMPANY, INC.                      USA        Texas
STEVE BLAKE DEVELOPMENT CORP.                          USA        New York
STORK NURSERY SUPPLIES, INC. (US)                      USA        Delaware
TRACER TRANSACTION SYSTEMS, INC.                       USA        Texas
TSUNAMI CONSULTING GROUP, INC.                         USA        Colorado
VISION INTEGRATED MARKETING                            USA        California
BABY JUNCTION LIMITED                                  UK
BABY LOVE LIMITED                                      UK
BDDH GROUP LIMITED                                     UK
BLAU DIRECT INTERNATIONAL LIMITED                      UK
BLAU TEQUILA JOINT VENTURE                             UK
BOUNTY GROUP EMPLOYEE SHARE SCHEME TRUST               UK
BOUNTY GROUP HOLDINGS LIMITED                          UK
BOUNTY GROUP LIMITED                                   UK
BOUNTY HOLDINGS LIMITED                                UK
BOUNTY PUBLICATIONS LIMITED                            UK
BOUNTY SCA (BASINGSTOKE)                               UK
BOUNTY SCA (ROI) LIMITED                               UK
BOUNTY SCA (UK) LIMITED                                UK
BOUNTY SCA WORLDWIDE (UK)                              UK
BOUNTY SCA WORLDWIDE LIMITED                           UK
BOUNTY SERVICES (IRELAND) LIMITED                      UK
BOUNTY SERVICES LIMITED                                UK
BOUNTY VISION LIMITED                                  UK
BRANN DIRECT, LTD.                                     UK
BRANN HOLDINGS LIMITED                                 UK
BRANN LIMITED                                          UK
BRANN SOFTWARE LIMITED                                 UK

BRANN TELEPHONE, LTD.                                             UK
CHRISTIAN BRANN LIMITED                                           UK
COLUMNS LIMITED                                                   UK
CONTACT 24 LIMITED                                                UK
DISS BUILDING & MAINTENANCE SERVICES LIMITED                      UK
DISS FULFILLMENT SERVICES LIMITED                                 UK
ELLERT PAYROLL SERVICES LIMITED                                   UK
ELLERT RETAIL OPERATION SERVICES LIMITED                          UK
ENCOREHAVEN                                                       UK
FIREFLY RESEARCH LIMITED                                          UK
GLOBAL VISION LIMITED                                             UK
MSC COMMUNICATIONS LIMITED                                        UK
MUSIC LINE LIMITED                                                UK
NEWBURY DIRECT MARKETING SERVICES                                 UK
PALCON LIMITED                                                    UK
PARTNERS BDDH LIMITED                                             UK
REDWOOD PACKAGING, LTD.                                           UK
S. ALDRIDGE, P. ANDREWS                                           UK
SJA MARKETING SERVICES LIMITED                                    UK
SNYDER COMMUNICATIONS HOLDINGS (UK) LIMITED                       UK
SNYDER DIRECT                                                     UK
SNYDER EUROPE LIMITED                                             UK
SNYDER FINANCE                                                    UK
SNYDER FINANCE EUROPE LIMITED                                     UK
SNYDER GROUP PLC (BDDH)                                           UK
SOURCE ASSOCIATES LIMITED                                         UK
STORK NURSERY SUPPLIES LIMITED                                    UK
WAVENEY GLASS COMPANY, THE                                        UK
MERCOT A.G.                                                       Switzerland
SOCIEDAD DE INFORMACION PRODUCTOS BEBES Y
       MATERNALES SL (SIPBM)                                      Spain
SNYDER NETHERLANDS BV                                             Netherlands
SNYDER NETHERLANDS CV                                             Netherlands
IMG CANADA, ULC                                                   Canada
INTERACTIVE MARKETING GROUP, ULC                                  Canada
ASSOCIATED COMMUNICATIONS INDUSTRIS, SA                           Belgium
BABY MEDIA SCRL                                                   Belgium
BRANN ACQUISITION BELGIUM SPRL (EN COURS DE
       CONSTITUTION)                                              Belgium
EXHIBITION PARTNERS SA                                            Belgium
NMG ZAO                                                           Russia